                                                     REGISTRATION NO. 333-28705
                                                          RULE NO. 497(b)



                       THE EQUITY FOCUS TRUSTS

                      REIT PORTFOLIO SERIES 1997

                 A SMITH BARNEY UNIT INVESTMENT TRUST

SMITHBARNEY            The Equity Focus Trusts--REIT Portfolio
-----------            Series,1997 is a unit investment trust that
                       offers investors the opportunity to purchase
A Member of            Units representing proportionate interests in a
TravelersGroup [Logo]  portfolio of publicly traded domestic real estate investment trusts ("REITs") primarily for high current income with a secondary objective of possible long term capital appreciation. The value of the Units will fluctuate with the value of the underlying securities. The minimum purchase is 20 Units or $300.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated September 11, 1997
Read and retain this Prospectus for future reference

EQUITY FOCUS TRUSTS--REIT PORTFOLIO SERIES, 1997
INVESTMENT SUMMARY AS OF SEPTEMBER 10, 1997+

SPONSOR
 Smith Barney Inc.
NUMBER OF UNITS......................................................    16,692
FRACTIONAL UNDIVIDED INTEREST IN TRUST REPRESENTED BY EACH UNIT......  1/16,692
PUBLIC OFFERING PRICE (per 100 Units)
 Aggregate value of Securities in Trust.............................. $ 250,393
                                                                      =========
 Divided by 16,692 Units (times 100)................................. $1,500.08
                                                                      ---------
 Public Offering Price* per 100 Units................................ $1,500.08
 Plus the amount per 100 Units in the Income and Capital Accounts
  (see Description of the Trust--Income)............................. $       0
                                                                      ---------
 Total (per 100 Units)............................................... $1,500.08
                                                                      =========
 SPONSOR'S REPURCHASE PRICE AND REDEMPTION PRICE** PER 100 UNITS
  (based on value of underlying securities).......................... $1,500.08

DISTRIBUTIONS
 Distributions of net income, if any, will be made on the Distribution Day in any month to Holders on that Record Day and will be automatically reinvested in additional Units of this Trust at no extra charge unless the Holder elects to receive his distributions in cash. A Final Distribution will be made upon the termination of the Trust.

SPONSOR'S PROFIT ON DEPOSIT.......... $226
TRUSTEE'S ANNUAL FEE
 $1.14 per 100 Units
 (see Expenses and Charges)
SPONSOR'S ANNUAL FEE
 Maximum of $.375 per 100 Units
 (see Expenses and Charges)
RECORD DAY
 The 10th day of each month.
DISTRIBUTION DAY

 The 25th day of each month, commencing October 1997, and upon termination and liquidation of the Trust.

EVALUATION TIME
 4:00 P.M. New York time.

TRUSTEE AND DISTRIBUTION AGENT
 The Chase Manhattan Bank

MINIMUM VALUE OF TRUST
 The trust indenture between the Sponsor and the Trustee (the "Indenture") may be terminated if the net asset value of the Trust is less than $5,000,000. See Risk Factors, page 4.

MANDATORY TERMINATION OF TRUST
 September 29, 2000 (the "Mandatory Termination Date"), or at any earlier time by the Sponsor with the consent of Holders of 51% of the Units then outstand-ing.
------------
+The Initial Date of Deposit. The Trust Indenture was signed and the initial deposit was made on September 10, 1997. Valuation of Securities is based on the market value per share as of September 10, 1997, as more fully explained in the footnotes to the Portfolio of the Equity Focus Trusts--REIT Portfolio Series, 1997. After the Initial Date of Deposit Securities quoted on a national securities exchange or NASDAQ National Market System, or a foreign securities exchange, are valued at the closing sale price or, if, no price exists, at the mean between the closing bid and offer prices. Securities not so quoted are valued at the mean between bid and offer prices.

* Subsequent to the initial offering period (which is expected to be only the date of this prospectus) the maximum sales charge will be 4.00%, subject to reduction on a graduated scale in the case of quantity purchases. Additionally, commencing October 1, 1998 the maximum sales charge will be 3.00% and commencing October 1, 1999 the maximum sales charge will be 2.00%. See Public Sale of Units--Public Offering Price.

** Subsequent to the 90-day period following the Initial Date of Deposit, all redemptions of $250,000 or more may, upon request by a redeeming Holder, be made in kind to the Distribution Agent, who will either forward the distributed securities to the Holder or sell the securities on behalf of the redeeming Holder and distribute the proceeds (net of any brokerage commission or other expenses incurred in the sale) to the Holder. See Redemption.

EQUITY FOCUS TRUSTS--REIT PORTFOLIO SERIES, 1997
INVESTMENT SUMMARY AS OF SEPTEMBER 10, 1997 (CONTINUED)

  OBJECTIVE OF THE TRUST -- The objective of the Trust is to attempt to provide investors with a high level of current dividend income through a convenient and cost-effective investment in a fixed portfolio consisting of twelve publicly traded domestic real estate investment trusts (the "Securities") selected by the Sponsor for the 1997 Trust portfolio (the "Portfolio"). An additional objective of the Trust is the potential for long-term capital appreciation. The REITs in the portfolio were selected primarily for their current dividend yields among REITs that are expected to continue to make dividend payments. Selection criteria include extensive analysis of historical financial data, operating cash flow, management expertise, and performance. Achievement of the Trust's objectives is dependent upon several factors including the financial condition of the issuers of the Securities and any appreciation of the Securities. Furthermore, because of various factors, including without limitation, Trust sales charges and expenses, unequal weightings of stocks, brokerage costs and any delays in purchasing securities with cash deposited, investors in the Trust may not realize as high a total return as the theoretical performance of the underlying stocks in the Portfolio.

  PORTFOLIO -- The Portfolio contains common stocks issued by 12 different domestic real estate investment trusts ("REITs"). A REIT is a creation of the federal income tax law and, therefore, its structure and operation must conform to certain requirements of the Internal Revenue Code. In general, a REIT must hold at least 75% of its total assets in real estate assets and distribute at least 95% of its taxable income (without regard to any net capital gains) on an annual basis. There are two principal types of REITs: those which hold 75% of their invested assets in the ownership of real estate and benefit from the underlying net rental income generated from the properties ("Equity REITs") and those which hold 75% of their invested assets in mortgages which are secured by real estate assets and benefit predominantly from the difference between the interest income on the mortgage loans and the interest expense on the capital used to finance the loans ("Mortgage REITs"). A third type combines the investment strategies of the Equity REITs and the Mortgage REITs ("Hybrid REITs").

  The initial purchase of Securities will not necessarily represent equal dollar amounts of each of the Securities; however, with the initial deposit of Securities, the Sponsor established a proportionate relationship among the number of shares of each stock deposited in the Portfolio. During the 90-day period following the Initial Date of Deposit, the Sponsor may create additional Units by depositing additional Securities, contracts to purchase additional Securities together with irrevocable letters of credit or cash (or a bank letter of credit in lieu of cash) with instructions to purchase Securities maintaining to the extent practicable the original proportionate relationship among the number of shares of each stock in the Portfolio. Replacement Securities may be acquired under specified conditions. It may not be possible to maintain the exact original proportionate relationship among the Securities deposited on the Initial Date of Deposit because of, among other reasons, purchase requirements, changes in price or the unavailability of Securities. Any deposits of Securities after the 90-day period must replicate exactly the proportionate relationship among the number of shares comprising the Portfolio at the end of the initial 90-day period, subject to certain events discussed under Administration of the Trust--Trust Supervision. The Sponsor may cease creating Units (temporarily or permanently) at any time. (See Administration of the Trust -- Trust Supervision.)

  PORTFOLIO ACQUISITION -- On the Initial Date of Deposit all of the Securities deposited in the Trust were effected by the Sponsor in open market purchases on the American and New York Stock Exchanges. Subsequent to the Initial Date of Deposit, it is expected that all of the Securities in the Trust will be purchased from the Sponsor in transactions in which the Sponsor will act as sole underwriter to the issuers of the Securities, except for one which will be purchased from the Sponsor in a private placement. These transactions will be effected to the Sponsor at prices below the current market value of the Securities due to various factors, including size of

EQUITY FOCUS TRUSTS--REIT PORTFOLIO SERIES, 1997
INVESTMENT SUMMARY AS OF SEPTEMBER 10, 1997 (CONTINUED)

the purchase, expectation of holding period and cost of issuance. All of the Securities will be deposited in the Trust based upon their market value as of the Dates of Deposit. As a result of the Sponsor's ability to purchase these Securities below market value, the Sponsor will offer Units of the Trust with no sales charge during the initial offering period. By virtue of buying stock at below market prices, the Sponsor will realize a profit on the deposit of the Securities to the Trust in an amount of up to 5% of the market value of these Securities. Notwithstanding the preceding, the Sponsor may create additional Units by depositing Securities acquired on the applicable national stock exchanges.

  RISK FACTORS -- Investment in the Trust should be made with an understanding that the value of the underlying Securities, and therefore the value of the Units, will fluctuate, depending on the full range of economic and market influences which may affect the market value of the Securities, including the profitability and financial condition of issuers, conditions in the real estate industry, market conditions and values of common stocks generally, and other factors. The Trust is not appropriate for investors requiring conservation of capital.

  The Sponsor's buying and selling of the Securities, especially during the initial offering of Units of the Trust or to satisfy redemptions of Units may impact upon the value of the underlying Securities and the Units. The publication of the list of the Securities selected for the Trust may also cause increased buying activity in certain of the REITs comprising the Portfolio. After such announcement, investment advisory and brokerage clients of the Sponsor and its affiliates may purchase individual Securities appearing on the list during the course of the initial offering period. Such buying activity in the stock of these REITs prior to the purchase of the Securities by the Trust may cause the Trust to purchase the REITs at a higher price than those buyers who effect purchases prior to the purchases by the Trust and may also increase the amount of the profit realized by the Sponsor on the purchase of the Securities from their issuers. In addition, the issuances of the additional Securities by the REITs in the transactions underwritten by the Sponsor may, in certain circumstances, have an adverse impact on the value of the Securities and the Units.

  Since the Trust will consist entirely of shares issued by REITs, a domestic corporation or business trust which invests primarily in income producing real estate or real estate related loans or mortgages, an investment in the Trust will be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, illiquidity of real property investments, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, economic or regulatory impediments to raising rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates. In addition to these risks, Equity REITs may be more likely to be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be more likely to be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon the management skills of the issuers and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act"). The approximate percentage of the aggregate value of the Trust represented by each type of REIT is as follows: Equity REITs, 89.98%; Mortgage REITs, 0%; and Hybrid REITs, 10.02%. The above factors may also adversely

EQUITY FOCUS TRUSTS--REIT PORTFOLIO SERIES, 1997
INVESTMENT SUMMARY AS OF SEPTEMBER 10, 1997 (CONTINUED)

affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. (See Description of the Trust--Risk Factors--Real Estate Investment Trusts.)

  If cash (or a letter of credit in lieu of cash) is deposited with instructions to purchase Securities in connection with the issuance of additional Units during the Public Offering Period, there is the risk that the price of a Security will increase between the time of the deposit and the time the Security is purchased resulting in a reduction in the number of shares purchased for the Portfolio. Price fluctuations during the period from the time of deposit of cash to the time the Securities are purchased, and payment of brokerage fees, will affect the value of every Holder's Units, the number of shares of each Security represented by each Unit and the income per Unit received by the Trust. Some of the Securities may have limited trading volume, and, the Trustee with directions from the Sponsor will endeavor to purchase Securities with deposited cash as soon as practicable. At termination of the Trust, the Sponsor reserves the right to sell Securities over a period of up to 20 business days to lessen the impact of its sales on the market price of the Securities. The proceeds received by Holders following termination of the Trust will reflect the actual sales proceeds received on the Securities, which will likely differ from the closing sale price on the Mandatory Termination Date. (See Description of the Trust -- Risk Factors-- General.)

  Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. Investors should be aware that there can be no assurance that the value of the underlying Securities will increase or that the issuers of the Securities will pay dividends on outstanding shares. Any distributions of income to Holders will generally depend upon the declaration of dividends by the issuers of the Securities and the declaration of any dividends depends upon several factors including the financial condition of the issuers and general economic conditions.

  Unlike a mutual fund, the Portfolio is not actively managed and the Sponsor receives no management fee. Therefore, the adverse financial condition of an issuer will not necessarily require the sale of Securities from the Portfolio or mean that the Sponsor will not continue to purchase the Security in order to create additional Units. Investors should note in particular that the Securities were selected on the basis of the criteria set forth above under Objective of the Trust and that the Trust may continue to purchase or hold Securities originally selected through this process even though the evaluation of the attractiveness of the Securities may have changed. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security on the open market when, in its opinion, it is in the best interest of the holders of the Units to do so. Although the Portfolio is regularly reviewed and evaluated and the Sponsor may instruct the Trustee to sell Securities under certain limited circumstances, Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of the Securities may not be the highest price attained by an individual Security during the life of the Trust. The Sponsor has currently assigned certain rankings to the issuers of Securities based on stock performance expectations and level of risk (see footnote 2 to the Portfolio on page 10). These rankings are subject to change. Securities will not necessarily be sold by the Trust based on a change in rankings, although the Sponsor intends to review the desirability of holding any Security if its ranking is reduced below
3. The prices of single shares of each of the Securities in the Trust vary widely, and the effect of a dollar of fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower-price stocks' purchase price than as a percentage of the higher-price stocks' purchase price.

EQUITY FOCUS TRUSTS--REIT PORTFOLIO SERIES, 1997
INVESTMENT SUMMARY AS OF SEPTEMBER 10, 1997 (CONTINUED)

  Investors should note that should the size of the Trust be reduced below the Minimum Value of Trust stated on page 2 the Trust may be terminated at that time by the Sponsor, well before the Mandatory Termination Date of the Trust.

  Any difference between the aggregate prices the Sponsor paid to acquire the Securities and the aggregate prices at which Securities were initially deposited in the Trust is noted on page 2 under Sponsor's Profit/Loss on Deposit. The Sponsor's profit or loss on the deposit of Securities largely depends on whether the Securities' prices rise in response to the Sponsor's purchases of possibly large volumes of the Securities for initial and subsequent deposits in the Trust. The effect of the Sponsor's purchases of Securities on the prices of the Securities is unpredictable. See Portfolio Acquisition concerning additional profit to the Sponsor on subsequent deposits.

  PUBLIC OFFERING PRICE -- The Public Offering Price per 100 Units is equal to the aggregate value of the underlying Securities and any cash held to purchase Securities, divided by the number of Units outstanding times 100, with no sales charge added during the initial offering period (which is expected to be only the date of this prospectus). Thereafter, Units are offered at the Public Offering Price, plus the net amount per Unit in the Income Account, plus a sales charge of 4.00%* of the Public Offering Price; this results in a sales charge of 4.167%* of the net amount invested in underlying Securities. Units are offered at the Public Offering Price plus the net amount per Unit in the Income Account (see Public Sale of Units). The minimum purchase is 20 Units or $300. Investors should note that the Public Offering Price of Units varies each business day with the value of the underlying Securities. There is no "par value" for Units.

  INCOME DISTRIBUTIONS -- Distributions of dividends and capital, if any, will be made as described under Distributions above and see Administration of the Trust--Accounts and Distributions. Except for the Final Distribution, distributions of dividends or capital, or both, will be automatically reinvested in additional Units of the Trust at their net asset value and each Holder of Units will participate unless the Holder elects to receive distributions of dividends or capital, or both, in cash. Whether a distribution is reinvested or received in cash, the distribution will be taxable to the Holder. Holders who reinvest their distributions will receive additional Units and will therefore own a greater percentage of the Trust than Holders who receive cash distributions (see Reinvestment Plan). As soon as practicable after termination of the Trust (generally after seven days), the Trustee will distribute to each Holder his pro rata share of the amount realized on disposition of the Securities remaining in the Trust plus any other assets then in the Trust, less expenses of the Trust. The other assets of the Trust will include any dividends, interest income and net realized capital gains which have not been distributed. The total distribution may be less than the amount paid for Units.

  MARKET FOR UNITS -- The Sponsor, though not obligated to do so, intends from the commencement of the Trust to maintain a market for Units and continually to offer to purchase Units from Holders desiring to sell them at a price based on the aggregate value of the underlying Securities (see Market for Units). Whenever a market is not maintained, a Holder may be able to dispose of his Units only through redemption (see Redemption).
------------
* This sales charge will be reduced on a graduated scale in the case of quantity purchases. Additionally, sales charges will also be reduced each succeeding year of the Trust, commencing 1998. See Public Sale of Units --
   Public Offering Price.

EQUITY FOCUS TRUSTS--REIT PORTFOLIO SERIES, 1997
INVESTMENT SUMMARY AS OF SEPTEMBER 10, 1997 (CONTINUED)

                                   FEE TABLE

--------------------------------------------------------------------------------
THIS FEE TABLE IS INTENDED TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES
THAT YOU WILL BEAR DIRECTLY OR INDIRECTLY. SEE PUBLIC SALE OF UNITS AND
EXPENSES AND CHARGES. ALTHOUGH THE TRUST IS A UNIT INVESTMENT TRUST RATHER THAN A MUTUAL FUND, THIS INFORMATION IS PRESENTED TO PERMIT A COMPARISON OF FEES.
--------------------------------------------------------------------------------

UNITHOLDER TRANSACTION EXPENSES

 Sales Charge Imposed on Purchase During the Initial Offering Period .....    0%
                                                                           ====
ESTIMATED ANNUAL TRUST OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Trustee's Fee............................................................ .076%
 Maximum Portfolio Supervision, Bookkeeping and Administrative Fees....... .025%
 Organizational Expenses.................................................. .029%
 Other Operating Expenses................................................. .010%
                                                                           ----
    Total................................................................. .140%
                                                                           ====

                                    EXAMPLE

                                                                  CUMULATIVE
                                                                EXPENSES PAID
                                                                 FOR PERIOD:
                                                               ----------------
                                                                1     2     3
                                                               YEAR YEARS YEARS
                                                               ---- ----- -----
 An investor would pay the following expenses on a $1,000
  investment, assuming the Trust's estimated operating expense ratio of .140% in the first year and .140% in succeeding
  years and a 5% annual return on the investment throughout
  the periods.................................................  $1    $3    $5

  The Example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the Example.

  The Trust (and therefore the Holders) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds. Historically, the sponsors of unit investment trusts have paid all the costs of establishing those trusts. Advertising and selling expenses will be paid by the Sponsor at no cost to the Trust.

                          INDEPENDENT AUDITORS' REPORT

The Sponsor, Trustee and Unitholders of
Equity Focus Trusts--REIT Portfolio Series, 1997:

  We have audited the accompanying statement of financial condition, including the portfolio, of Equity Focus Trusts--REIT Portfolio Series, 1997 as of September 10, 1997. This financial statement is the responsibility of the Trustee (see note 5 to the statement of financial condition). Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. An audit of a statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of financial condition. Our procedures included confirmation with the Trustee of an irrevocable letter of credit deposited on September 10, 1997, for the purchase of securities, as shown in the statement of financial condition and portfolio. An audit of a statement of financial condition also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall statement of financial condition presentation. We believe that our audit of the statement of financial condition provides a reasonable basis for our opinion.

  In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of Equity Focus Trusts--REIT Portfolio Series, 1997 as of September 10, 1997, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP
New York, New York
September 10, 1997

               EQUITY FOCUS TRUSTS--REIT PORTFOLIO SERIES, 1997

 STATEMENT OF FINANCIAL CONDITION AS OF INITIAL DATE OF DEPOSIT, SEPTEMBER 10,
                                     1997

TRUST PROPERTY
 Investment in Securities:
  Contracts to purchase Securities(1)................................. $250,393
 Organizational costs(2)..............................................  220,558
                                                                       --------
    Total.............................................................  470,951
                                                                       ========
LIABILITIES
 Accrued Expenses(2)..................................................  220,558
                                                                       --------
INTEREST OF UNITHOLDERS
 16,692 Units of fractional undivided interest outstanding:
  Cost to investors(3)................................................ $250,393
  Less: Gross underwriting commissions(4).............................        0
                                                                       --------
  Net amount applicable to investors..................................  250,393
                                                                       --------
    Total............................................................. $470,951
                                                                       ========

------------
(1) Aggregate cost to the Trust of the Securities listed under Portfolio of Equity Focus Trusts--REIT Portfolio Series, 1997, on the Initial Date of Deposit is determined by the Trustee on the basis set forth in footnote 4 to the Portfolio of Equity Focus Trusts--REIT Portfolio Series, 1997. See also the columns headed Cost of Securities to Trust. An irrevocable letter of credit in the amount of $275,000 has been deposited with the Trustee for the purchase of Securities. The letter of credit was issued by Bank of America.
(2) Organizational costs to be paid by the Trust have been deferred and will be amortized over the life of the Trust. Organizational costs have been estimated based on projected total assets of $250 million. To the extent the Trust is larger or smaller, the amount paid may vary.
(3) Aggregate public offering price computed on the basis set forth under Public Sale of Units--Public Offering Price.
(4) Assumes no sales charge.
(5) The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements other than estimates of organizational costs, for which the Sponsor is responsible.

  PORTFOLIO OF EQUITY FOCUS TRUSTS--REIT PORTFOLIO SERIES, 1997 ON THE
  INITIAL DATE OF DEPOSIT, SEPTEMBER 10, 1997
 -----------------------------------------------------------------------------

                                                                      COST OF
                          STOCK  INVESTMENT    NUMBER    PERCENT OF SECURITIES
     SECURITIES(1)        SYMBOL RANKING(2) OF SHARES(3) NET ASSETS TO TRUST(4)
     -------------        ------ ---------- ------------ ---------- -----------
Brandywine Realty Trust
 #                         BDN      1M           790         6.98%   $ 17,479
Commercial Net Lease Re-
 alty #                    NNN      2M         1,080         7.01      17,550
Developers Diversified
 Realty #                  DDR      1M           510         7.99      20,017
Duke Realty Investments
 #                         DRE      2M           930         7.96      19,937
Equity Residential Prop-
 erties Trust #            EQR      1M           500        10.03      25,125
First Industrial Realty
 Trust #                   FR       1M           640         8.04      20,120
Franchise Finance Corp.
 of America *              FFA      2M           960        10.02      25,080
Gables Residential Trust   GBP      2M           740         7.94      19,888
General Growth Proper-
 ties #+                   GGP      2M           580         7.98      19,974
Shurgard Storage Centers
 #                         SHU      2M           730         8.02      20,075
Simon DeBartolo Group #    SPG      2M           750         9.98      24,984
TriNet Corporate Realty
 Trust #                   TRI      2M           570         8.05      20,164
                                                           ------    --------
                                                           100.00%   $250,393
                                                           ======    ========

------------
(1) All Securities are represented entirely by contracts to purchase Securities, which were entered into by the Sponsor on September 10, 1997. All contracts for Securities are expected to be settled by the initial settlement date for the purchase of Units. Smith Barney will act as sole underwriter in the transactions in which the Trust will subsequently purchase these Securities, except for General Growth Properties which will be purchased from the Sponsor in a private placement (see footnote + below).
(2) Smith Barney has assigned these rankings according to the following system, which uses two codes: a letter for the level of risk (L,M,H,S or V) and a number for performance expectation (1-5).
RISK assesses predictability of earnings/dividends and stock price volatility:

  L (Low Risk): highly predictable earnings/dividends, low price volatility

  M (Moderate Risk): moderately predictable earnings/dividends, moderate price volatility

  H (High Risk): low predictability of earnings/dividends, high price volatility

  S (Speculative): exceptionally low predictability of earnings/dividends, highest risk of price volatility

  V (Venture): Risk and return consistent with venture capital, suitable only for well-diversified portfolios

PERFORMANCE rankings indicate the expected total return (capital gain or loss plus dividends) over the next 12-18 months, assuming an unchanged, or "flat" market; performance expectations depend on the risk category assigned to the stock, as shown in the following chart.

                    LOW RISK    MODERATE RISK   HIGH RISK    SPECULATIVE
                  ------------- ------------- ------------- -------------
1 (Buy)             Over 15%      Over 20%      Over 25%      Over 30%
2 (Outperform)      5% to 15%     5% to 20%    10% to 25%    10% to 30%
3 (Neutral)         -5% to 5%     -5% to 5%    -10% to 10%   -10% to 10%
4 (Underperform)   -5% to -15%   -5% to -15%  -10% to -20%  -10% to -20%
5 (Sell)          -15% or worse -15% or worse -20% or worse -20% or worse

These rankings represent current opinions of Smith Barney research analysts and are, of course, subject to change; no assurance can be given that the stocks will perform as expected. These rankings have not been audited by KPMG Peat Marwick LLP.

(3) Per 16,692 Units.

(4) Valuation of Securities by the Trustee was made using the market value per share as of the Evaluation Time on September 10, 1997. Subsequent to the Initial Date of Deposit, valuation of Securities is based, for Securities quoted on a national securities exchange or NASDAQ National Market System, or a foreign securities exchange, on the closing sale prices, or if no price exists, at the mean between the closing bid and offer prices, or for Securities not so quoted, at the mean between bid and offer prices on the over-the-counter market. See Redemption--Computation of Redemption Price Per Unit.

                               ----------------

The following information is unaudited:

 *Smith Barney usually maintains a market in the securities of this company.
 # Within the last three years, Smith Barney or one of its affiliates was the manager (co-manager) of a public offering of the securities of this company or an affiliate.
 + Due to restrictions on resale imposed on the Trust, this Security is deemed to be illiquid and a Restricted Security. See Risk Factors--Real Estate Investment Trusts--Liquidity.

DESCRIPTION OF THE TRUST

STRUCTURE AND OFFERING

  This Series of the Equity Focus Trusts (the "Trust") is a "unit investment trust" created under New York law by a Trust Indenture (the "Indenture")* between the Sponsor and the Trustee. On the date of this Prospectus, each unit of the Trust (a "Unit") represented a fractional undivided interest in the securities listed under Portfolio (the "Securities") set forth under Investment Summary. On the Initial Date of Deposit, the Sponsor deposited with the Trustee the Securities, including funds and delivery statements relating to the contracts for the purchase of the Securities and cash or an irrevocable letter of credit issued by a major commercial bank in the amount required for such purchases. Thereafter the Trustee, in exchange for the Securities so deposited, delivered to the Sponsor certificates evidencing the ownership of the Units of the Trust. Additional Units of the Trust will be issued in the amount required to satisfy purchase orders by depositing in the Trust additional Securities, contracts to purchase additional Securities together with irrevocable letters of credit or cash (or a bank letter of credit in lieu of cash) with instructions to purchase Securities. On each settlement date (estimated to be three business days after the applicable date on which Securities were deposited in the Trust), the Units will be released for delivery to investors and the deposited Securities will be delivered to the Trustee. As additional Units are issued by the Trust as a result of the deposit of additional Securities, contracts to purchase additional Securities together with irrevocable letters of credit or cash (or a letter of credit in lieu of cash) with instructions to purchase additional Securities, the aggregate value of the Securities in the Trust will be increased and the fractional undivided interest in the Trust represented by each Unit will be decreased. There is no limit on the time period during which the Sponsor may continue to make additional deposits of Securities into the Trust.

  During the 90-day period following the Initial Date of Deposit additional deposits of Securities or cash in connection with the issuance and sale of additional Units will maintain to the extent practicable the original proportionate relationship among the number of shares of each Security. The proportionate relationship among the Securities in the Trust will be adjusted to reflect the occurrence of a stock dividend, a stock split or a similar event which affects the capital structure of the issuer of a Security in the Trust but which does not affect the Trust's percentage ownership of the common stock equity of such issuer at the time of such event. It may not be possible to maintain the exact original proportionate relationship among the Securities deposited on the Initial Date of Deposit because of, among other reasons, purchase requirements, changes in prices, brokerage commissions or unavailability of Securities. Replacement Securities may be acquired under specified conditions when Securities originally deposited are unavailable (see Administration of the Trust -- Trust Supervision). Units may be continuously offered to the public by means of this Prospectus (see Public Sale of Units --
 Public Distribution) resulting in a potential increase in the number of Units outstanding. Deposits of Additional Securities subsequent to the 90-day period following the Initial Date of Deposit must replicate exactly the proportionate relationship among the number of shares of each of the Securities comprising the Portfolio at the end of the initial 90-day period.

  The Public Offering Price of Units prior to the Evaluation Time specified on page 2 on any day will be based on the aggregate value of the Securities in the Trust on that day at the Evaluation Time, plus a sales charge, if applicable. The Public Offering Price will thus vary in the future from that specified on page 2 of this Prospectus. See Public Sale of Units -- Public Offering Price for a complete description of the pricing of Units.

------------
* To the extent references in this Prospectus are to articles and sections of the Indenture, which is incorporated by reference into this Prospectus, the statements made herein are qualified in their entirety by such reference.

  Units will be sold to investors at the Public Offering Price next computed after receipt of the investor's order to purchase Units. The Sponsor reserves the right to accept or reject any purchase order in whole or in part.

  The Sponsor will execute orders to purchase in the order it determines, in good faith, that they are received, except it is expected that indications of interest received prior to the effectiveness of the registration of the Trust which become orders upon effectiveness will be accepted according to the order in which the indications of interest were received.

  Subsequent to the 90-day period following the Initial Date of Deposit, the holders ("Holders") of $250,000 or more will have the right to have their Units redeemed for the Securities underlying the Units (see Redemption). If any Units are redeemed, the aggregate value of Securities in the Trust will be reduced and the fractional undivided interest in the Trust represented by each remaining Unit will be increased. Units will remain outstanding until redeemed upon request to the Trustee by any Holder (which may include the Sponsor), or termination of the Indenture (see Administration of the Trust -- Amendment and Termination).

THE PORTFOLIO

  The Portfolio is diversified among REITs that the Sponsor believes offer an opportunity for high current income and potential capital appreciation over the medium term. The Sponsor believes that these potentially higher yielding Securities may reflect the risks associated with the real estate market generally but that the broad diversification among different issuers should minimize the exposure to any single issuer. However, investors should carefully review the Portfolio and the objectives of the Trust and consider their ability to assume the risks involved before investing in the Trust. (See Description of the Trust--Risk Factors below).

  REITs are a creation of the tax law. REITs essentially operate as a corporation or business trust with the advantage of exemption from corporate income taxes provided the REIT satisfies the requirements of Sections 856 through 860 of the Internal Revenue Code. The major tests for tax-qualified status are that the REIT (i) be managed by one or more trustees or directors,
(ii) issue shares of transferable interest to its owners, (iii) have at least 100 shareholders, (iv) have no more than 50% of the shares held by five or fewer individuals, (v) invest substantially all of its capital in real estate related assets and derive substantially all of its gross income from real estate related assets and (vi) distribute at least 95% of its taxable income to its shareholders each year.

  The Securities deposited in the Trust on the initial date of deposit consist entirely of interests in REITs. There are two principal types of REITs: Equity REITs which typically hold 75% of their invested assets in the ownership of real estate and benefit from the underlying net rental income generated from the properties, and Mortgage REITs, which typically hold 75% of their invested assets in mortgages which are secured by real estate assets and benefit predominantly from the difference between the interest income on the mortgage loans and the interest expense on the capital used to finance the loans. A third type, Hybrid REITs, combines the investment strategies of the Equity REITs and the Mortgage REITs.

  In addition to being classified according to investment type, REITs may be categorized further in terms of their specialization by property type (e.g., retail, multifamily, healthcare, office, etc.,) or geographic focus (nationwide, regional or metropolitan area). Additional stratification is then possible within certain product types (e.g., factory outlets, community centers, and regional malls are all categories within the retail sector). Lastly, REITs have a specified length of time before liquidating their underlying assets.

  The results of ownership of Units will differ from the results of ownership of the underlying Securities of the Trust for various reasons, including sales charges (if applicable) and expenses of the Trust, because the

Portfolio may not be fully invested at all times, the stocks are normally purchased or sold at prices different from the closing price used to determine the Trust's net asset value, and not all stocks may be weighted in the initial proportions at all times. Additionally, results of ownership to different Holders will vary depending on the net asset value of the underlying Securities on the days Holders bought and sold their Units. Of course, any purchaser of securities, including Units, will have to pay sales charges or commissions, if applicable, which may reduce his total return.

  Advertising and sales literature for the Trust may include excerpts from the Sponsor's research reports on one or more of the REITs in the Trust, including a brief description of its businesses and market sector, and the basis on which the REIT was selected.

  All of the Securities are publicly traded either on a stock exchange or in the over-the-counter market. Most of the contracts to purchase Securities deposited initially in the Trust are expected to settle in three business days, in the ordinary manner for such Securities.

  The Trust consists of such Securities as may continue to be held from time to time in the Trust and any additional and replacement Securities and any money market instruments acquired and held by the Trust pursuant to the provisions of the Indenture (including the provisions with respect to the deposit into the Trust of Securities in connection with the sale of additional Units to the public) together with undistributed income therefrom and undistributed and uninvested cash realized from the disposition of Securities (see Administration of the Trust -- Accounts and Distributions; -- Trust Supervision). The Indenture authorizes, but does not require, the Trustee to invest the net proceeds of the sale of any Securities in eligible money market instruments to the extent that the proceeds are not required for the redemption of Units. Any money market instruments acquired by the Trust must be held until maturity and must mature no later than the next Distribution Day and the proceeds distributed to Holders at that time. If sufficient Securities are not available at what the Sponsor considers a reasonable price, excess cash received on the creation of Units may be held in an interest-bearing account with the Trustee until that cash can be invested in Securities. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities. However, should any contract deposited hereunder (or to be deposited in connection with the sale of additional Units) fail, the Sponsor shall, on or before the next following Distribution Day, cause to be refunded the attributable sales charge, plus the attributable Cost of Securities to Trust listed under Portfolio, unless substantially all of the monies held in the Trust to cover the purchase are reinvested in replacement Securities in accordance with the Indenture (see Administration of the Trust --Portfolio Supervision).

  Because certain of the Securities from time to time may be sold, or their percentage may be reduced under certain extraordinary circumstances described below, or because Securities may be distributed in redemption of Units, no assurance can be given that the Trust will retain for any length of time its present size (see Redemption; Administration of the Trust -- Amendment and Termination). For Holders who do not redeem their Units, investments in Units of the Trust will be liquidated on the fixed date specified under Investment Summary --Mandatory Termination of Trust, and may be liquidated sooner if the net asset value of the Trust falls below that specified under Investment Summary -- Minimum Value of Trust (see Risk Factors).

PORTFOLIO ACQUISITION

  On the Initial Date of Deposit all of the Securities deposited in the Trust were acquired by the Sponsor in open market purchases on the American and New York Stock Exchanges. Subsequent to the Initial Date of Deposit, it is expected that all of the Securities in the Trust will be purchased from the Sponsor in transactions in which the Sponsor will act as sole underwriter to the issuers of the Securities, except for one which will be purchased from the Sponsor in a private placement. These transactions will be effected to the Sponsor at prices below the current market value of the Securities due to various factors, including the size of the purchase, expectation of holding period and cost of issuance. All of the Securities will be deposited in the Trust based upon their market value as of the Dates of Deposit. As a result of the Sponsor's ability to purchase these Securities below market value, the Sponsor will offer Units of the Trust with no sales charge during the initial offering period. By virtue of buying stocks at below market prices, the Sponsor will realize a profit on the deposit of the Securities to the Trust in an amount of up to 5% of the market value of these Securities. Notwithstanding the preceding, the Sponsor may create additional Units by depositing Securities acquired on the applicable national stock exchanges.

RISK FACTORS--GENERAL

  An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the common stock market may worsen and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Trust is not appropriate for investors requiring conservation of capital.

  The Sponsor's buying and selling of the Securities, especially during the initial offering of Units of the Trust or to satisfy redemptions of Units may impact upon the value of the underlying Securities and the Units. The publication of the list of the Securities selected for the Trust may also cause increased buying activity in certain of the stocks comprising the Portfolio. After such announcement, investment advisory and brokerage clients of the Sponsor and its affiliates may purchase individual Securities appearing on the list during the course of the initial offering period. Such buying activity in the stock of these companies prior to the purchase of the Securities by the Trust may cause the Trust to purchase stocks at a higher price than those buyers who effect purchases prior to purchases by the Trust and may also increase the amount of the profit realized by the Sponsor on the purchase of the Securities from their issuers. In addition, the issuances of the additional Securities by the REITs in the transactions underwritten by the Sponsor may, in certain circumstances, have an adverse impact on the value of the Securities and the Units.

  Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors or holders of debt obligations or preferred stocks of such issuers. Shareholders of common stocks of the type held by the Trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preference stocks have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis, but generally do not participate in other amounts available for distribution by the issuing corporation. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stocks are also entitled to rights on liquidation which are senior to those of common stocks. Moreover, common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks are subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Securities in the Portfolio may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

  Since the Securities are all common stocks, and the income stream produced by dividend payments thereon is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. If dividends are insufficient to cover expenses, it is likely that Securities will have to be sold to meet Trust expenses. See Expenses and Charges -- Payment of Expenses. Any such sales may result in capital gains or losses to Holders. See Description of the Trust -- Taxes.

  The Trust may purchase Securities that are not registered ("Restricted Securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" as that term is defined in the Securities Act. See "Risk Factors--Real Estate Investment Trusts--Liquidity" below for the risks inherent in the purchase of Restricted Securities.

  Holders will be unable to dispose of any of the Securities in the Portfolio, as such, and will not be able to vote the Securities. As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in the Trust and will vote in accordance with the instructions of the Sponsor. Subsequent to the 90-day period following the Initial Date of Deposit, however, Holders will be able upon request to receive an "in kind" distribution of the Securities evidenced by their Units if they tender a minimum of $250,000 (see Redemption).

  Investors should be aware that the Trust is not a "managed" trust and, as a result, the adverse financial condition of a company will not result in the elimination of its securities from the Portfolio of the Trust except under extraordinary circumstances. Investors should note in particular that the Securities were selected on the basis of the criteria set forth under Objective of the Trust in the Investment Summary and that the Trust may continue to purchase or hold Securities originally selected through this process even though the evaluation of the attractiveness of the Securities may have changed. A number of the Securities in the Trust may also be owned by other clients of the Sponsor. However, because these clients may have differing investment objectives, the Sponsor may sell certain Securities from those accounts in instances where a sale by the Trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. (See Administration of the Trust--Trust Supervision.) In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security on the open market when, in its opinion, it is in the best interest of the holders of the Units to do so. Although the Portfolio is regularly reviewed and evaluated and the Sponsor may instruct the Trustee to sell Securities under certain limited circumstances, Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of the Securities may not be the highest price attained by an individual Security during the life of the Trust. The Sponsor has currently assigned certain rankings to the issuers of Securities based on stock performance expectations and level of risk (see footnote 2 to the Portfolio on page 10). These rankings are subject to change. Securities will not necessarily be sold by the Trust based on a change in rankings, although the Sponsor intends to review the desirability of holding any Security if its ranking is reduced below 3. The prices of single shares of each of the Securities in the Trust vary widely, and the effect of a dollar of fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower-price stocks' purchase price than as a percentage of the higher-price stocks' purchase price.

  Investors should note that in connection with the issuance of additional Units during the Public Offering Period set forth in the Investment Summary, the Sponsor may deposit cash (or a letter of credit in lieu of cash) with instructions to purchase Securities, additional Securities or contracts to purchase Securities, in each instance maintaining the original percentage relationship, subject to adjustment under certain circumstances, among the number of shares of each Security in the Trust. To the extent the price of a Security increases or decreases between the time cash is deposited with instructions to purchase the Security at the time the cash is used to purchase the Security, Units may represent less or more of that Security and more or less of the other Securities in the Trust. In addition, brokerage fees (if any) incurred in purchasing Securities with cash deposited with instructions to purchase the Securities will be an expense of the Trust. Price fluctuations between the time of deposit and the time the Securities are purchased, and payment of brokerage fees, will affect the value of every Holder's Units and the Income per Unit received by the Trust.

  The Trust may be terminated at any time and all outstanding Units liquidated if the net asset value of the Trust falls below $5,000,000. Investors should note that if the net asset value of the Trust should fall below the applicable minimum value, the Sponsor may then in its sole discretion terminate the Trust before the Mandatory Termination Date specified under Investment Summary.

RISK FACTORS--REAL ESTATE INVESTMENT TRUSTS

  General. Real estate investment trusts ("REITs") are financial vehicles that have as their objective the pooling of capital from a number of investors in order to participate directly in real estate ownership or financing. REITs are usually managed by separate advisory companies for a fee which is ordinarily based on a percentage of the assets of the REIT in addition to reimbursement of operating expenses. Since the Trust will consist entirely of shares issued by REITs, an investment in the Trust will be subject to varying degrees of risk generally incident to the ownership of real property (in addition to securities market risks) and will involve more risk than a portfolio of common stocks that is not concentrated in a particular industry or group of industries.* The underlying value of the Trust's Securities and the Trust's ability to make distributions to its Holders may be adversely affected by adverse changes in national economic conditions, adverse changes in local market conditions due to changes in general or local economic conditions and neighborhood characteristics, increased competition from other properties, obsolescence of property, changes in the availability, cost and terms of mortgage funds, the impact of present or future environmental legislation and compliance with environmental laws, the ongoing need for capital improvements, particularly in older properties, changes in real estate tax rates and other operating expenses, regulatory and economic impediments to raising rents, adverse changes in governmental rules and fiscal policies, dependency on management skills, civil unrest, acts of God, including earthquakes and other natural disasters (which may result in uninsured losses), acts of war, adverse changes in zoning laws, and other factors which are beyond the control of the issuers of the REITs in the Trust.

  REITs have been compared to bond equivalents (paying to the REIT holder their pro rata share of the REIT's annual taxable income). In general, the value of bond equivalents changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a bond equivalent portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a bond equivalent portfolio invested at lower yields can be expected to decline. Consequently, the value of the REITs may at times be particularly sensitive to devaluation in the event of rising interest rates. Equity REITs are less likely to be affected by interest rate fluctuations than Mortgage REITs and the nature of the underlying assets of an Equity REIT, i.e., investments in real property, may be considered more tangible than that of a Mortgage REIT. Equity REITs are more likely to be adversely affected by changes in the value of the underlying property it owns than Mortgage REITs.

------------
* A Trust is considered to be "concentrated" in a particular industry when the Securities in that industry constitute 25% or more of the total asset value of the portfolio.

  REITs may concentrate investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes, and office buildings; the impact of economic conditions on REITs can also be expected to vary with geographic location and property type. Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular. In addition, investors should be aware that REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to defaults by borrowers, self-liquidation, the market's perception of the REIT industry generally, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and to maintain exemption from the Investment Company Act of 1940. A default by a borrower or lessee may cause the REIT to experience delays in enforcing its rights as mortgagee or lessor and to incur significant costs related to protecting its investments.

  Uninsured Losses. The issuer of REITs generally maintains comprehensive insurance on presently owned and subsequently acquired real property assets, including liability, fire and extended coverage. However, there are certain types of losses, generally of a catastrophic nature, such as earthquakes and floods, that may be uninsurable or not economically insurable, as to which the REITs properties are at risk in their particular locales. The management of REIT issuers use their discretion in determining amounts, coverage limits and deductibility provisions of insurance, with a view to requiring appropriate insurance on their investments at a reasonable cost and on suitable terms. This may result in insurance coverage that in the event of a substantial loss would not be sufficient to pay the full current market value or current replacement cost of the lost investment. Inflation, changes in building codes and ordinances, environmental considerations, and other factors also might make it infeasible to use insurance proceeds to replace a facility after it has been damaged or destroyed. Under such circumstances, the insurance proceeds received by REITs might not be adequate to restore its economic position with respect to such property.

  Environmental Liability. Under various federal, state, and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability whether or not the owner or operator caused or knew of the presence of such hazardous or toxic substances and whether or not the storage of such substances was in violation of a tenant's lease. In addition, the presence of hazardous or toxic substances, or the failure to remediate such property properly, may adversely affect the owner's ability to borrow using such real property as collateral. No assurance can be given that one or more of the REITs in the Trust may not be presently liable or potentially liable for any such costs in connection with real estate assets they presently own or subsequently acquire while such REITs are held in the Trust.

  Americans with Disabilities Act. Under the Americans with Disabilities Act of 1990 (the "ADA"), all public accommodations are required to meet certain federal requirements related to physical access and use by disabled persons. In the event that any of the REITs in the Trust invest in or hold mortgages in real estate properties subject to the ADA, a determination that any such properties are not in compliance with the ADA could result in imposition of fines or an award of damages to private litigants. If any of the REITs in the Trust were required to make modifications to comply with the ADA, the REIT's ability to make expected distributions to the Trust could be adversely affected, thus adversely affecting the ability of the Trust to make distributions to Certificateholders.

  Property Taxes. Real estate generally is subject to real property taxes. The real property taxes on the properties underlying the REITs in the Trust may increase or decrease as property tax rates change and as the properties are assessed or reassessed by taxing authorities.

  Liquidity. Although the Securities in the Trust, except for Restricted Securities held by the Trust, if any, themselves are listed on a national securities exchange or NASDAQ National Market System and are liquid, real estate investments, the primary holdings of each of the Securities in the Trust, are relatively illiquid. Therefore, the ability of the issuers of the Securities in the Trust to vary their portfolios in response to changes in economic and other conditions will be limited and, hence, may adversely affect the value of the Units. There can be no assurance that any issuer of a Security will be able to dispose of its underlying real estate assets when they find disposition advantageous or necessary or that the sale price of any disposition will recoup or exceed the amount of their investment.

  The Trust may purchase securities that are not registered ("Restricted Securities") under the Securities Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Since it is not possible to predict with assurance exactly how this market for Restricted Securities sold and offered under Rule 144A will develop, the Sponsor will carefully monitor the Trust's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment could have the effect of increasing the level of illiquidity in the Trust to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

INCOME

  The estimated net annual income per Unit is determined by subtracting from the estimated annual dividend income of the Securities in the Portfolio the estimated annual expenses (total estimated annual Trustee's, Sponsor's and administrative fees and expenses) and dividing by the number of Units outstanding. The actual net annual income per Unit will vary from estimates as the issuers of the Securities change their dividend rates or as the expenses of the Trust change.

  There is no assurance that any dividends will be declared or paid in the future on the Securities.

  Record Days and Distribution Days are set forth under Investment Summary. It is anticipated that an amount equal to approximately one-twelfth of the amount of net annual income per Unit estimated to be received by the Trust will be distributed on or shortly after each Distribution Day to the Holders of record on the preceeding Record Day (see Administration of the Trust--Accounts and Distributions). Because dividends on the Securities are not received by the Trust at a constant rate throughout the year and because the issuers of the Securities may change the schedules or amounts of dividend payments, any distributions, whether reinvested or paid in cash, may be more or less than the amount of dividend income actually received by the Trust and credited to the income account established under the Indenture (the "Income Account") as of the Record Day. In order to eliminate fluctuations in monthly distributions resulting from such variances, the Trustee is required by the Indenture to advance such amounts as may be necessary to provide monthly distributions of approximately equal amounts of expected net annual income, subject to quarterly adjustments by the Trustee to reflect dividends actually being paid to the Trust and credited to the Income Account. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Income Account on the next ensuing Record Day.

TAXES

  The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies.

  In the opinion of Battle Fowler LLP, special counsel for the Sponsor, under existing law:

  The Trust is not an association taxable as a corporation for Federal income tax purposes, and income received by the Trust will be treated as income of the Holders in the manner set forth below.

  Each Holder will be considered the owner of a pro rata portion of each Security in the Trust under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the "Code"). A Holder should determine his tax cost for each Security represented by his Units by allocating the total cost for his Units, including the sales charge, among each Security in the Trust represented by his Units (in proportion to the fair market values thereof on the date the Holder purchases his Units).

  A Holder will be considered to have received all of the dividends paid on his pro rata portion of each Security when such dividends are received by the Trust even if the Holder does not actually receive such distributions but rather reinvests his dividend distributions pursuant to the Reinvestment Plan. An individual Holder who itemizes deductions will be entitled to deduct his pro rata share of fees and expenses paid by the Trust only to the extent that this amount together with the Holder's other miscellaneous deductions exceeds 2% of his adjusted gross income.

  Distributions which are taxable as ordinary income to Holders will constitute dividends for Federal income tax purposes but will not be eligible for the dividends-received deduction for corporations.

  A distribution of Securities by the Trustee to a Holder (or to his agent, including the Distribution Agent) upon redemption of Units (or an exchange of Units for Securities by the Holder with the Sponsor) will not be a taxable event to the Holder or to other Holders. The redeeming or exchanging Holder's basis for such Securities will be equal to his basis for the same Securities (previously represented by his Units) prior to such redemption or exchange, and his holding period for such Securities will include the period during which he held his Units. However, a Holder will have a taxable gain or loss, which will be a capital gain or loss except in the case of a dealer, when the Holder (or his agent, including the Distribution Agent) sells the Securities so received in redemption, when a redeeming or exchanging Holder receives cash in lieu of fractional shares, when the Holder sells his Units or when the Trustee sells the Securities from the Trust. Capital gains are generally taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. A reduced tax rate may apply to gains derived from assets held for more than 18 months. The deduction of capital losses is subject to limitations.

  The Trust will own shares in REITs, entities that have elected and qualified for the special tax treatment applicable to "regulated investment companies." A number of complex requirements must be satisfied in order for REIT status to be maintained. If the REIT distributes 95% or more of its real estate investment trust taxable income, subject to certain adjustments, to its shareholders, it will not be subject to Federal income tax on the amounts so distributed. Moreover, if the REIT distributes at least 85% of its ordinary income and 95% of its capital gain net income it will not be subject to the 4% excise tax on certain undistributed income of REITs. Distributions by the REIT from its earnings and profits to its shareholders will be taxable as ordinary income to such shareholders. Distributions of the REIT's net capital gain, which are designated as capital gain dividends by the REIT, will be taxable to its shareholders as long-term capital gain, regardless of the length of time the shareholders have held their investment in the REIT.

  Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Holders in the same manner as for Federal income tax purposes.

  The foregoing discussion relates only to the tax treatment of U.S. Holders with regard to Federal and certain aspects of New York State and City income taxes. Holders that are not U.S. citizens or residents ("Foreign Holders") should be aware that dividend distributions from the Trust will be subject to a withholding tax of 30%, or a lower treaty rate. Holders may be subject to taxation in New York or in other jurisdictions (including a Foreign Holder's country of residence) and should consult their own tax advisers in this regard.

                                    *  *  *

  After the end of each fiscal year, the Trustee will furnish to each Holder an annual statement containing information relating to the dividends received by the Trust on the Securities, the gross proceeds received by the Trust from the disposition of any Security (resulting from redemption or the sale by the Trust of any Security), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service.

RETIREMENT PLANS

  This Trust may be well suited for purchase by Individual Retirement Accounts ("IRAs"), Keogh plans, pension funds and other qualified retirement plans. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Five year averaging will not apply to distributions after December 31, 1999. Ten year averaging has been preserved in very limited circumstances. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms, including the Sponsor of this Trust, and other financial institutions. Fees and charges with respect to such plans may vary.

  Before investing in the Trust, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Trust; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Trust are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

PUBLIC SALE OF UNITS

PUBLIC OFFERING PRICE

  During the initial offering period (which is expected to be only the date of this prospectus), the Public Offering Price of the Units is computed by adding to the aggregate value of the Securities in the Trust (as determined by the Trustee) and any cash held to purchase Securities, divided by the number of Units outstanding, with no sales charge. For most investors the commissions to purchase and sell the stocks directly would exceed the Trust's expenses. Orders for Units received by the Sponsor on September 11, 1997 (the first day Units will be available to the public) will be made at $15.00 per Unit. To allow Units to be priced at $15.00, the Units outstanding as of the Evaluation Time on September 11, 1997 (all of which are held by the Sponsor) will be split (or split in reverse). The Public Offering Price on any subsequent date will vary from the Public Offering Price on the date of the initial Prospectus (set forth under Investment Summary) in accordance with fluctuations in the aggregate value of the underlying Securities. Units will be sold to investors at the Public Offering Price next determined after receipt of the investor's purchase order. A proportionate share of the amount in the Income Account (described under Administration of the Trust--Accounts and Distributions) on the date of delivery of the Units to the purchaser is added to the Public Offering Price.

  After the initial offering period (which is expected to be only the date of this prospectus), the Public Offering Price of the Units of the Trust will be determined by adding to the aggregate value of the Securities in the Trust a sales charge equal to 4.0% of the Public Offering Price (4.167% of the net amount invested, plus a pro rata portion of the amounts, if any, in the Income Account. The sales charge applicable to quantity purchases is reduced on a graduated scale for sales to any purchaser of at least $50,000. Sales charges (until October 1, 1998) are as follows:

                                                           PERCENT OF PERCENT OF
                                                            OFFERING  NET AMOUNT
AMOUNT PURCHASED                                             PRICE     INVESTED
----------------                                           ---------- ----------
Fewer than $50,000........................................    4.00%     4.167%
$50,000 but less than $100,000............................    3.50      3.627
$100,000 but less than $250,000...........................    3.00      3.093
$250,000 but less than $500,000...........................    2.50      2.564
$500,000 but less than $1,000,000.........................    2.00      2.041
$1,000,000 or more........................................    1.50      1.523

  Commencing October 1, 1998 the sales charge will be reduced as follows:

                                                           PERCENT OF PERCENT OF
                                                            OFFERING  NET AMOUNT
AMOUNT PURCHASED                                             PRICE     INVESTED
----------------                                           ---------- ----------
Fewer than $50,000........................................   3.000%     3.093%
$50,000 but less than $100,000............................   2.625      2.696
$100,000 but less than $250,000...........................   2.250      2.302
$250,000 but less than $500,000...........................   1.875      1.911
$500,000 but less than $1,000,000.........................   1.500      1.523
$1,000,000 or more........................................   1.125      1.138

  Commencing October 1, 1999, the sales charge will be reduced as follows:

                                                           PERCENT OF PERCENT OF
                                                            OFFERING  NET AMOUNT
AMOUNT PURCHASED                                             PRICE     INVESTED
----------------                                           ---------- ----------
Fewer than $50,000........................................    2.00%     2.041%
$50,000 but less than $100,000............................    1.75      1.781
$100,000 but less than $250,000...........................    1.50      1.523
$250,000 but less than $500,000...........................    1.25      1.266
$500,000 but less than $1,000,000.........................    1.00      1.010
$1,000,000 or more........................................    0.75      0.756

  The above graduated sales charges will apply to all purchases on any one day by the same purchaser of Units in the amounts stated. Purchases of Units will not be aggregated with purchases of units of any other series of Equity Focus Trusts. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser for purposes of calculating the applicable sales charge. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

  Valuation of Securities by the Trustee is made as of the close of business on the New York Stock Exchange on each business day. Securities quoted on a national stock exchange or NASDAQ National Market System are valued at the closing sales price, or, if no closing sales price exists, at the mean between the closing bid and offer prices. Securities not so quoted are valued at the mean between bid and offer prices.

  Employees of the Sponsor and its subsidiaries, affiliates and employee-related accounts may purchase Units in the secondary market pursuant to employee benefit plans, at a price equal to the aggregate value of the Securities in the Trust divided by the number of Units outstanding at no sales charge. Sales to these plans involve less selling effort and expense than sales to employee groups of other companies.

PUBLIC DISTRIBUTION

  Units will be distributed to the public at the Public Offering Price through the Sponsor, as sole underwriter of the Trust, and may also be distributed through dealers.

  The Sponsor intends to qualify Units for sale in all states of the United States where qualification is deemed necessary through the Sponsor and dealers who are members of the National Association of Securities Dealers, Inc. Sales to dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price per Unit to be established at the time of sale by the Sponsor.

UNDERWRITER'S AND SPONSOR'S PROFITS

  On the Initial Date of Deposit, the Sponsor realized a profit or loss on deposit of the Securities into the Trust in the amount set forth under Investment Summary, which equals the difference between the cost of the Securities to the Trust (which is based on the aggregate value of the Securities on the Date of Deposit) and the purchase price of such Securities to the Sponsor. In the event that subsequent deposits are effected by the Sponsor with the deposit of Securities (as opposed to cash or a letter of credit) with respect to the sale of additional Units to the public, the Sponsor similarly may realize a profit or loss. The Sponsor will also realize a profit in an amount of up to 5% of the market value of the Securities by virtue of buying such Securities in underwritten transactions at prices below their market value (see Description of the Trust--Portfolio Acquisition). The Sponsor also may realize profits or sustain losses as a result of fluctuations after the Initial Date of Deposit in the aggregate value of the Securities and hence of the Public Offering Price received by the Sponsor for Units. Cash, if any, made available by buyers of Units to the Sponsor prior to the settlement dates for purchase of Units may be used in the Sponsor's business and may be of benefit to the Sponsor. The Sponsor has adopted an internal policy whereby an allocation of sales credit to a financial consultant may be reversed if Units are sold within 30 days of the effective date of the Trust.

  The Sponsor also receives an annual fee at the maximum rate of $.375 per 100 Units for the administrative and other services which it provides during the life of the Trust (see Expenses and Charges -- Fees). The

Sponsor has not participated as sole underwriter or manager or member of any underwriting syndicate from which any of the Securities in the Portfolio on the Initial Date of Deposit were acquired, except as indicated under Portfolio.

  In maintaining a market for the Units (see Market for Units), the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys Units (based on the aggregate value of the Securities) and the prices at which it resells such Units (which include the sales charge) or the prices at which the Securities are sold after it redeems such Units, as the case may be.

MARKET FOR UNITS

  While the Sponsor is not obligated to do so, its intention is to maintain a market for Units and offer continuously to purchase Units from the Initial Date of Deposit at prices, subject to change at any time, which will be computed by adding (1) the aggregate value of Securities in the Trust, (2) amounts in the Trust including dividends receivable on stocks trading ex-dividend and (3) all other assets in the Trust; deducting therefrom the sum of
(a) taxes or other governmental charges against the Trust not previously deducted, (b) accrued fees and expenses of the Trustee (including legal and auditing expenses), the Sponsor and counsel to the Trust and certain other expenses and (c) amounts for distribution to Holders of record as of a date prior to the evaluation; and dividing the result of such computation by the number of Units outstanding as of the date of computation. The Sponsor may discontinue purchases of Units if the supply of Units exceeds demand or for any other business reason. The Sponsor, of course, does not in any way guarantee the enforceability, marketability or price of any Securities in the Portfolio or of the Units. On any given day, however, the price offered by the Sponsor for the purchase of Units shall be an amount not less than the Redemption Price per Unit, based on the aggregate value of Securities in the Trust on the date on which the Units are tendered for redemption (see Redemption).

  The Sponsor may, of course, redeem any Units it has purchased in the secondary market to the extent that it determines that it is undesirable to continue to hold such Units in its inventory. Factors which the Sponsor will consider in making such a determination will include the number of units of all series of unit trusts which it has in its inventory, the salability of such units and its estimate of the time required to sell such units and general market conditions. For a description of certain consequences of such redemption for the remaining Holders, see Redemption.

REDEMPTION

  Units may be redeemed by the Trustee at its corporate trust office upon payment of any relevant tax without any other fee, accompanied by a written instrument or instruments of transfer with the signature guaranteed by a national bank or trust company, a member firm of any of the New York, Midwest or Pacific Stock Exchanges, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

  The Trustee is empowered to sell Securities in order to make funds available for redemption if funds are not otherwise available in the Capital and Income Accounts to meet redemptions (see Administration of the Trust --Accounts and Distribution). The Securities to be sold will be selected by the Trustee from those designated on the current list provided by the Sponsor for this purpose. Provision is made in the Indenture under which the Sponsor may, but need not, specify minimum amounts in which blocks of Securities are to be sold in order to obtain the best price for the Trust. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsor believes that the minimum amounts which would be specified would be a sufficient number of shares to obtain institutional rates of brokerage commissions (generally between 1,000 and 5,000 shares).

  Subsequent to the 90-day period following the Initial Date of Deposit, the Trustee will redeem Units "in kind" upon request of a redeeming Holder if the Holder tenders at least $250,000 (the "In Kind Distribution"). Thus, a Holder will be able (except during a period described in the last paragraph under this heading), not later than the seventh calendar day following such tender (or if the seventh calendar day is not a business day on the first business day prior thereto), to receive in kind an amount per Unit equal to the Redemption Price per Unit (computed as described in Redemption -- Computation of Redemption Price per Unit) as determined as of the day of tender. The Redemption Price per Unit for In Kind Distributions will take the form of the distribution of whole and fractional shares of each of the Securities in the amounts and the appropriate proportions represented by the fractional undivided interest in the Trust of the Units tendered for redemption (based upon the Redemption Price per Unit).

  In Kind Distributions on redemption of a minimum of $250,000 will be held by The Chase Manhattan Bank as Distribution Agent, for the account, and for disposition in accordance with the instructions of, the tendering Holder as follows:

  (a) If the tendering Holder requests cash payment, the Distribution Agent shall sell the In Kind Distribution as of the close of business on the date of tender and remit to the Holder not later than seven calendar days thereafter the net proceeds of sale, after deducting brokerage commissions and transfer taxes, if any, on the sale. The Distribution Agent may sell the Securities through the Sponsor, and the Sponsor may charge brokerage commissions on those sales. Since these proceeds will be net of brokerage commissions, Holders who wish to receive cash for their Units should always offer them for sale to the Sponsor in the secondary market before seeking redemption by the Trustee. The Trustee may offer Units tendered for redemption and cash liquidation to it to the Sponsor on behalf of any Holder to obtain this more favorable price for the Holder.

  (b) If the tendering Holder requests distribution in kind, the Distribution Agent (or the Sponsor acting on behalf of the Distribution Agent) shall sell any portion of the In Kind Distribution represented by fractional interests in accordance with the foregoing and distribute net cash proceeds to the tendering Holder together with certificates representing whole shares of each of the Securities that comprise the In Kind Distribution. (The Trustee may, however, offer the Sponsor the opportunity to purchase the tendered Units in exchange for the numbers of shares of each Security and cash, if any, which the Holder is entitled to receive. The tax consequences to the Holder would be identical in either case.)

  Any amounts paid on redemption representing income received will be withdrawn from the Income Account to the extent funds are available (an explanation of such Account is set forth under Administration of the Trust -- Accounts and Distributions). In addition, in implementing the redemption procedures described above, the Trustee and the Distribution Agent shall make any adjustments necessary to reflect differences between the Redemption Price of the Units and the value of the In Kind Distribution as of the date of tender. To the extent that Securities are distributed in kind, the size of the Trust will be reduced.

  A Holder may tender Units for redemption on any weekday (a "Tender Day") which is not one of the following: New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving or Christmas. The right of redemption may be suspended and payment postponed for any period, determined by the Securities and Exchange Commission ("SEC"), (1) during which the New

York Stock Exchange, Inc. is closed other than for customary weekend and holiday closings, (2) during which the trading on that Exchange is restricted or an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable or (3) for such periods as the SEC may by order permit.

COMPUTATION OF REDEMPTION PRICE PER UNIT

  Redemption Price per Unit is computed by the Trustee as of the Evaluation Time on each June 30 and December 31 (or the last business day prior thereto), as of the Evaluation Time next following the tender of any Unit for redemption on any Tender Day, and on any other business day desired by the Trustee or the Sponsor, by adding (1) the aggregate value of the Securities determined by the Trustee, (2) amounts in the Trust including dividends receivable on stocks trading ex-dividend (with appropriate adjustments to reflect monthly distributions made to Holders) and (3) all other assets in the Trust; deducting therefrom the sum of (a) taxes or other governmental charges against the Trust not previously deducted, (b) accrued fees and expenses of the Trustee (including legal and auditing expenses), the Sponsor and counsel to the Trust and certain other expenses and (c) amounts for distribution to Holders of record as of a date prior to the evaluation; and dividing the result of such computation by the number of Units outstanding as of the date thereof.

  The aggregate value of the Securities shall be determined by the Trustee in good faith in the following manner: if the Securities are listed on a national securities exchange or NASDAQ National Market System, such evaluation shall generally be based on the closing sale price on such exchange (unless the Trustee deems such price inappropriate as a basis for evaluation) or, if there is no closing sale price on such exchange, at the mean between the closing offering and bid side evaluation. If the Securities are not so listed or, if so listed and the principal market therefor is other than on such exchange, such evaluation shall generally be made by the Trustee in good faith based at the mean between current bid and offer prices on the over-the-counter market (unless the Trustee deems such mean inappropriate as a basis for evaluation) or, if bid and offer prices are not available, (1) on the basis of the mean between current bid and offer prices for comparable securities, (2) by the Trustee's appraising the value of the Securities in good faith at the mean between the bid side and the offer side of the market or (3) by any combination thereof.

EXPENSES AND CHARGES

  Initial Expenses -- All or some portion of the expenses incurred in establishing the Trust, including the cost of the initial preparation, printing and execution of the registration statement and the indenture, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses, will be paid by the Trust and amortized over the life of the Trust. Any balance of the expenses incurred in establishing the Trust, as well as advertising and selling expenses, will be paid by the Sponsor at no cost to the Trust.

  Fees -- The Trustee's and Sponsor's fees are set forth under Investment Summary. The Trustee receives for its services as Trustee and Distribution Agent payable in monthly installments, the amount set forth under Investment Summary. The Trustee's fee (in respect of services as Trustee), payable monthly, is based on the largest number of Units outstanding during the preceding month. Certain regular and recurring expenses of the Trust, including certain mailing and printing expenses, are borne by the Trust. The Trustee receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture. The Sponsor's fee, which is earned for trust supervisory services, is based on the largest number of Units outstanding during the year. The Sponsor's fee, which is not to exceed the maximum amount set forth under Investment Summary, may exceed the actual costs of providing supervisory services for this Trust, but at no time will the total amount the Sponsor receives for trust supervisory services rendered to all series of Smith Barney Unit Trusts in any calendar year exceed the aggregate cost to it of supplying these services in that year. In addition, the Sponsor may also be reimbursed for bookkeeping or other administrative services provided to the Trust in amounts not exceeding its cost of providing those services. The fees of the Trustee and Sponsor may be increased without approval of Holders in proportion to increases under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor.

  Other Charges -- These include: (1) fees of the Trustee for extraordinary services (for example, making distributions due to failure of contracts for Securities), (2) expenses of the Trustee incurred for the benefit of the Trust (including legal and auditing expenses) and expenses of counsel designated by the Sponsor, (3) various governmental charges and fees and expenses for maintaining the Trust's registration statement current with Federal and State authorities, (4) expenses and costs of action taken by the Sponsor, in its discretion, or the Trustee, in its discretion, to protect the Trust and the rights and interests of Holders (for example, expenses in exercising the Trust's rights under the underlying Securities), (5) indemnification of the Trustee for any losses, liabilities and expenses incurred without gross negligence, bad faith or wilful misconduct on its part, (6) indemnification of the Sponsor for any losses, liabilities and expenses incurred without gross negligence, bad faith, wilful misconduct or reckless disregard of their duties and (7) expenditures incurred in contacting Holders upon termination of the Trust. The amounts of these charges and fees are secured by a lien on the Trust.

  Payment of Expenses -- Funds necessary for the payment of the above fees will be obtained in the following manner: (1) first, by deductions from the Income Account (see below) (which will reduce income distributions from the Account); (2) to the extent the Income Account funds are insufficient, by distribution from the Capital Account (see below); (3) to the extent the Income and Capital Accounts are insufficient, by selling Securities from the Portfolio and using the proceeds to pay the expenses (thereby reducing the net asset value of the Units).

  Since the Securities are all common stocks, and the income stream produced by dividend payments thereon is unpredictable (see Description of the Trust --
 Risk Factors), the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. If dividends are insufficient to cover expenses, it is likely that Securities will have to be sold to meet Trust expenses. Any such sales may result in capital gains or losses to Holders. See Description of the Trust -- Taxes.

ADMINISTRATION OF THE TRUST

RECORDS

  The Trustee keeps records of the transactions of the Trust at its corporate trust office including names, addresses and holdings of all Holders of record, a current list of the Securities and a copy of the Indenture. Such records are available to Holders for inspection at reasonable times during business hours.

ACCOUNTS AND DISTRIBUTIONS

  Dividends payable to the Trust are credited by the Trustee to an Income Account, as of the date on which the Trust is entitled to receive such dividends as a holder of record of the Securities. All other receipts (i.e., return of capital, stock dividends, if any, and gains) will be credited by the Trustee to a Capital Account. If a Holder elects to receive his distribution in cash, any monthly income distribution for each Holder as of each Record Day will be made on the following Distribution Day or shortly thereafter and shall consist of an amount equal to one-twelfth of the Holder's pro rata share of the distributable balance in the Income Account as of such

Record Day, after deducting estimated expenses. The first distribution for persons who purchase Units between a Record Day and a Distribution Day will be made on the second Distribution Day following their purchase of Units. In addition, amounts from the Capital Account may be distributed from time to time to Holders of record. No distribution need be made from the Capital Account if the balance therein is less than an amount sufficient to distribute $7.50 per 100 Units. The Trustee may withdraw from the Income Account, from time to time, such amounts as it deems requisite to establish a reserve for any taxes or other governmental charges that may be payable out of the Trust. Funds held by the Trustee in the various accounts created under the Indenture do not bear interest.

  Purchases at Market Discount -- Certain of the shareholder dividend reinvestment, stock purchase or similar plans maintained by issuers of the Securities offer shares pursuant to such plans at a discount from market value. Subject to any applicable regulations and plan restrictions, the Sponsor may direct the Trustee to participate in any such plans to the greatest extent possible taking into account the Securities held by the Trust in the issuers offering such plans. In such event, the Indenture requires that the Trustee forthwith distribute in kind to the Distribution Agent the Securities received upon any such reinvestment to be held for the accounts of the Holders in proportion to their respective interests in the Trust. It is anticipated that Securities so distributed shall immediately be sold. Therefore, the cash received upon such sale, after deducting sales commissions and transfer taxes, if any, will be used for cash distributions to Holders.

  The Trustee will follow a policy that it will place securities transactions with a broker or dealer only if it expects to obtain the most favorable prices and executions of orders. Transactions in securities held in the Trust are generally made in brokerage transactions (as distinguished from principal transactions) and the Sponsor or any of its affiliates may act as brokers therein if the Trustee expects thereby to obtain the most favorable prices and execution. The furnishing of statistical and research information to the Trustee by any of the securities dealers through which transactions are executed will not be considered in placing securities transactions.

TRUST SUPERVISION

  The Trust is a unit investment trust which normally follows a buy and hold investment strategy and is not actively managed. However, the Portfolio is regularly reviewed. Traditional methods of investment management for a managed fund (such as a mutual fund) typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The Portfolio of the Trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its Securities from the Portfolio. However, while it is the intention of the Sponsor to continue the Trust's investment in the Securities in the original proportions, it has the power but not the obligation to direct the disposition of the Securities upon institution of certain legal proceedings, default under certain documents adversely affecting future declaration or payment of anticipated dividends, or a substantial decline in price or the occurrence of materially adverse credit factors that, in the opinion of the Sponsor, would make the retention of the Securities detrimental to the interests of the Holders. The Sponsor intends to review the desirability of retaining in the Portfolio any Security if its Investment Rating is reduced below 3 by the Sponsor's Research Department. The Sponsor is authorized under the Indenture to direct the Trustee to invest the proceeds of any sale of Securities not required for redemption of Units in eligible money market instruments selected by the Sponsor which will include only the following instruments:

  (i) negotiable certificates of deposit or time deposits of domestic banks which are members of the Federal Deposit Insurance Corporation and which have, together with their branches or subsidiaries, more than $2 billion in total assets, except that certificates of deposit or time deposits of smaller domestic banks may be held provided the deposit does not exceed the insurance coverage on the instrument (which currently is $100,000), and provided further that the Trust's aggregate holding of certificates of deposit or time deposits issued by the Trustee may not exceed the insurance coverage of such obligations and (ii) U.S. Treasury notes or bills.

  In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security on the open market when in its opinion it is in the best interest of the Holders of the Units to do so. In addition, the Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new Securities in exchange or substitution for any Securities except that the Sponsor may instruct the Trustee to accept or reject such an offer to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer failed to declare or pay anticipated dividends with respect to such Securities or (2) in the written opinion of the Sponsor the issuer will probably fail to declare or pay anticipated dividends with respect to such Securities in the reasonably foreseeable future. Any Securities so received in exchange or substitution shall be sold unless the Sponsor directs that they be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Securities originally deposited thereunder. If a Security is eliminated from the Portfolio and no replacement security is acquired, the Trustee shall within a reasonable period of time thereafter notify Holders of the sale of the Security. Except as stated in this and the following paragraphs, the Trust may not acquire any securities other than (1) the Securities and (2) securities resulting from stock dividends, stock splits and other capital changes of the issuers of the Securities.

  The Sponsor is authorized to direct the Trustee to acquire replacement Securities ("Replacement Securities") to replace any Securities, for which purchase contracts have failed ("Failed Securities"), or, in connection with the deposit of Additional Securities, when Securities of an issue originally deposited are unavailable at the time of subsequent deposit, as described more fully below. Replacement Securities that are replacing Failed Securities will be deposited into the Trust within 110 days of the date of deposit of the contracts that have failed at a purchase price that does not exceed the amount of funds reserved for the purchase of Failed Securities. The Replacement Securities shall satisfy certain conditions specified in the Indenture including, among other conditions, requirements that the Replacement Securities shall be publicly-traded common stocks; shall be issued by an issuer subject to or exempt from the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 (or similar provisions of law); shall not result in more than 10% of the Trust consisting of securities of a single issuer (or of two or more issuers which are Affiliated Persons as this term is defined in the Investment Company Act of 1940) which are not registered and are not being registered under the Securities Act of 1933 or result in the Trust owning more than 50% of any single issue which has been registered under the Securities Act of 1933; and shall have, in the opinion of the Sponsor, characteristics sufficiently similar to the characteristics of the other Securities in the Trust as to be acceptable for acquisition by the Trust. Whenever a Security has been eliminated by the Trust and a Replacement Security is deposited, the Trustee shall within five days after the deposit of the Replacement Security notify all Holders of the sale of the Security eliminated and the acquisition of the Replacement Security. Whenever a Replacement Security has been acquired for the Trust, the Trustee shall, on the next Distribution Day that is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Trust of the Failed Security exceeded the cost of the Replacement Security. If Replacement Securities are not acquired, the Sponsor will, on or before the next following Distribution Day, cause to be refunded the attributable sales charge, plus the attributable Cost of Securities to Trust listed under Portfolio plus income attributable to the Failed Security. Any property received by the Trustee after the Initial Date of Deposit as a distribution on any of the Securities in a form other than cash or additional shares of Securities received in a non-taxable stock dividend or stock split, shall be retained or disposed of by the Trustee as provided in the Indenture. The proceeds of any disposition shall be credited to the Income or Capital Account of the Trust.

  The Indenture also authorizes the Sponsor to increase the size and number of Units of the Trust by the deposit of cash (or a letter of credit) with instructions to purchase Additional Securities, contracts to purchase Additional Securities or, Additional Securities in exchange for the corresponding number of additional Units during the 90-day period subsequent to the Initial Date of Deposit, provided that the original proportionate relationship among the number of shares of each Security established on the Initial Date of Deposit (the "Original Proportionate Relationship") is maintained to the extent practicable. Deposits of Additional Securities subsequent to the 90-day period following the Initial Date of Deposit must replicate exactly the original proportionate relationship among the number of shares of each Security comprising the Portfolio at the end of the initial 90-day period.

  With respect to deposits of cash (or a letter of credit) with instructions to purchase Additional Securities), Additional Securities or contracts to purchase Additional Securities, in connection with creating additional Units of the Trust during the 90-day period following the Initial Date of Deposit, the Sponsor may specify minimum amounts of additional Securities to be deposited or purchased. If a deposit is not sufficient to acquire minimum amounts of each Security, Additional Securities may be acquired in the order of the Security most under-represented immediately before the deposit when compared to the Original Proportionate Relationship. If Securities of an issue originally deposited are unavailable at the time of subsequent deposit or cannot be purchased at reasonable prices or their purchase is prohibited or restricted by law, regulation or policies applicable to the Trust or the Sponsor, the Sponsor may (1) deposit cash or a letter of credit with instructions to purchase the Security when practicable (provided that it becomes available within 110 days after the Initial Date of Deposit) or (2) deposit (or instruct the Trustee to purchase) Securities of one or more other issues originally deposited or (3) deposit (or instruct the Trustee to purchase) a Replacement Security that will meet the conditions described above. Any funds held to acquire Additional or Replacement Securities which have not been used to purchase Securities at the end of the 90-day period beginning with the Initial Date of Deposit, shall be used to purchase Securities as described above or shall be distributed to Holders together with the attributable sales charge.

REPORTS TO HOLDERS

  The Trustee will furnish Holders with each distribution a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable period of time after the end of December in each year (normally within 20 to 60 days), the Trustee will furnish to each person who at any time during the preceding period from January 1 through December 31 (a "Trust Year") was a Holder of record a statement (1) as to the Income Account: income received; deductions for applicable taxes and for fees and expenses of the Trustee and counsel, and certain other expenses; amounts paid in connection with redemptions of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such Trust Year; (2) as to the Capital Account: the disposition of any Securities (other than pursuant to In Kind Distributions) and the net proceeds received therefrom; the results of In Kind Distributions in connection with redemption of Units; deductions for payment of applicable taxes and for fees and expenses of the Trustee and counsel and certain other expenses, to the extent that the Income Account is insufficient, and the balance remaining after such distribution and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such Trust Year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such Trust Year; (4) the Redemption Price per Unit based upon the computation thereof made on the thirtieth day of June (or the last business day prior thereto) of such Trust Year; and (5) amounts actually distributed during such Trust Year from the Income Account expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the record dates for such distributions.

  In order to enable them to comply with federal and state tax reporting requirements, Holders will be furnished with evaluations of Securities upon request to the Trustee.

BOOK-ENTRY UNITS

  Ownership of Units of the Trust will not be evidenced by certificates. All evidence of ownership of the Units will be recorded in book-entry form either at Depository Trust Company ("DTC") through an investor's broker's account or through registration of the Units on the books of the Trustee. Units held through DTC will be deposited by the Sponsor with DTC in the Sponsor's DTC account and registered in the nominee name CEDE & CO. Individual purchases of beneficial ownership interest in the Trust will be made in book-entry form through DTC or the Trustee. Ownership and transfer of Units will be evidenced and accomplished directly and indirectly by book-entries made by DTC and its participants if the Units are evidenced at DTC, or otherwise will be evidenced and accomplished by book-entries made by the Trustee. DTC will record ownership and transfer of the Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants. Beneficial owners of Units will receive written confirmation of their purchases and sale from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request properly accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unit Holder. Holders must sign such written request exactly as their names appear on the records of the Trusts. Such signatures must be guaranteed by a commercial bank or trust company, savings and loan association or by a member firm of a national securities exchange.

AMENDMENT AND TERMINATION

  The Sponsor may amend the Indenture, with the consent of the Trustee but without the consent of any of the Holders, (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (2) to change any provision thereof as may be required by the SEC or any successor governmental agency and (3) to make such other provisions as shall not materially adversely affect the interest of the Holders (as determined in good faith by the Sponsor). The Indenture may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the Holders of 51% of the Units, provided that no such amendment or waiver will reduce the interest in the Trust of any Holder without the consent of such Holder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Holders. The Indenture will terminate upon the earlier of the disposition of the last Security held thereunder or the Mandatory Termination Date specified under Investment Summary. The Indenture may also be terminated by the Sponsor if the value of the Trust is less than the minimum value set forth under Investment Summary (as described under Description of the Trust -- Risk Factors) and may be terminated at any time by written instrument executed by the Sponsor and consented to by

Holders of 51% of the Units. The Trustee shall deliver written notice of any termination to each Holder of record within a reasonable period of time prior to the termination. Within a reasonable period of time after such termination, the Trustee must sell all of the Securities then held and distribute to each Holder, after deductions of accrued and unpaid fees, taxes and governmental and other charges, such Holder's interest in the Income and Capital Accounts. Such distribution will normally be made by mailing a check in the amount of each Holder's interest in such accounts to the address of such nominee Holder appearing on the record books of the Trustee.

EXCHANGE AND ROLLOVER PRIVILEGES

  Holders may exchange their Units of this Trust into units of any then outstanding series of the REIT Portfolio Series (an "Exchange Series") at their relative net asset values, subject only to a reduced sales load (as disclosed in the prospectus for the Exchange Series). The exchange option described above will also be available to investors in the Trust who elect to purchase units of an Exchange Series within 60 days of their liquidation of Units in the Trust.

  Holders who retain their Units until the termination of the Trust, may reinvest their terminating distributions into units of a subsequent series of the REIT Portfolio Series (the "New Series") provided one is offered. Such purchaser may be entitled to a reduced sales load (as disclosed in the prospectus for the New Series) upon the purchase of units of the New Series.

  Under the exchange and rollover privilege, the Sponsor's repurchase price would be based upon the market value of the Securities in the Trust portfolio and units in the Exchange Series or New Series will be sold to the Holder at a price based on the aggregate market price of the securities in the portfolio of the Exchange Series or New Series. Exercise of the exchange or rollover privilege by Holders is subject to the following conditions: (i) the Sponsor must have units available of an Exchange Series or New Series during initial public offering or, if such period is completed, must be maintaining a secondary market in the units of the available Exchange Series or New Series and such units must be available in the Sponsor's secondary market account at the time of the Holder's elections; and (ii) exchange will be effected only in whole units. Holders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from the Holder for exchange will be remitted to such Holder.

  It is expected that the terms of the Exchange Series or New Series will be substantially the same as the terms of the Trust described in this Prospectus, and that similar reinvestment programs will be offered with respect to all subsequent series of the Trust. The availability of these options do not constitute a solicitation of an offer to purchase units of an Exchange Series or a New Series or any other security. A Holder's election to participate in either of these options will be treated as an indication of interest only. Holders should contact their financial professionals to find out what suitable Exchange or New Series is available and to obtain a prospectus. Holders may acquire units of those Series which are lawfully for sale in states where they reside and only those Exchange Series in which the Sponsor is maintaining a secondary market. At any time prior to the exchange by the Holder of units of an Exchange Series, or the purchase by a Holder of units of a New Series, such Holder may change his investment strategy and receive his terminating distribution. An election of either of these options will not prevent the Holder from recognizing taxable gain or loss (except in the case of loss, if and to the extent the Exchange or New Series, as the case may be, is treated as substantially identical to the Trust) as a result of the liquidation, even though no cash will be distributed to pay any taxes. Holders should consult their own tax advisers in this regard. The Sponsor reserves the right to modify, suspend or terminate either or both of these reinvestment privileges at any time.

REINVESTMENT PLAN

  Distributions of dividend income, capital gains or both, on Units held in street name through Smith Barney Inc. or directly in the name of the Holder, unless the Holder notifies his financial consultant at Smith Barney Inc.
or the Trustee, respectively, to the contrary, will be reinvested automatically in additional Units of the Trust at no extra charge pursuant to the Trust's "Reinvestment Plan." If the Holder does not wish to participate in the Reinvestment Plan, the Holder must notify his financial consultant at Smith Barney Inc. or the Trustee, at least two business days prior to the Distribution Day to which that election is to apply. The election may be modified or terminated by similar notice.

  Distributions being reinvested will be paid in cash to the Sponsor, who will use them to purchase Units of the Trust at the Sponsor's Repurchase Price (the net asset value per Unit without any sales charge) in effect at the close of business on the Distribution Day. These may be either previously issued Units repurchased by the Sponsor or newly issued Units created upon the deposit of additional Securities in the Trust (see Description of the Trust -- Structure and Offering). Each participant will receive an account statement reflecting any purchase or sale of Units under the Reinvestment Plan.

  The costs of the Reinvestment Plan will be borne by the Sponsor, at no cost to the Trust. The Sponsor reserves the right to amend, modify or terminate the Reinvestment Plan at any time without prior notice.

  Holders participating in the Reinvestment Plan will be taxed on their reinvested distributions in the manner described in Taxes above even though distributions are automatically reinvested in the Trust.

RESIGNATION, REMOVAL AND LIMITATIONS ON LIABILITY

TRUSTEE

  The Trustee or any successor may resign upon notice to the Sponsor. The Trustee may be removed upon the direction of the Holders of 51% of the Units at any time, or by the Sponsor without the consent of any of the Holders if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities. Such resignation or removal shall become effective upon the acceptance of appointment by the successor. In case of such resignation or removal the Sponsor is to use its best efforts to appoint a successor promptly and if upon resignation of the Trustee no successor has accepted appointment within thirty days after notification, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Trustee shall be under no liability for any action taken in good faith in reliance on prima facie properly executed documents or for the disposition of monies or Securities, nor shall it be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Security. This provision, however, shall not protect the Trustee in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event of the failure of the Sponsor to act, the Trustee may act under the Indenture and shall not be liable for any of these actions taken in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

SPONSOR

  The Sponsor may resign at any time if a successor Sponsor is appointed by the Trustee in accordance with the Indenture. Any new Sponsor must have a minimum net worth of $2,000,000 and must serve at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the SEC. If the Sponsor fails to perform its duties or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (1) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the SEC, (2) terminate the Indenture and liquidate the Trust or (3) continue to act as Trustee without terminating the Indenture.

  The Sponsor shall be under no liability to the Trust or to the Holders for taking any action or for refraining from taking any action in good faith or for errors in judgment and shall not be liable or responsible in any way for depreciation of any Security or Units or loss incurred in the sale of any Security or Units. This provision, however, shall not protect the Sponsor in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Sponsor may transfer all or substantially all of its assets to a corporation or partnership which carries on its business and duly assumes all of its obligations under the Indenture and in such event it shall be relieved of all further liability under the Indenture.

MISCELLANEOUS

TRUSTEE

  The name and address of the Trustee are shown on the back cover of this prospectus. The Trustee is subject to supervision and examination by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Stocks deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Stocks, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

LEGAL OPINION

  The legality of the Units has been passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsor.

AUDITORS

  The Statement of Financial Condition and the Portfolio included in this Prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, as indicated in their report with respect thereto, and is so included herein in reliance upon the authority of said firm as experts in accounting and auditing.

SPONSOR

  Smith Barney Inc. ("Smith Barney"), was incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. Smith Barney, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Smith Barney is an indirect wholly-owned subsidiary of The Travelers Inc. The Sponsor or an affiliate is investment adviser, principal underwriter or distributor of more than 60 open-end investment companies and investment manager of 12 closed-end investment companies. Smith Barney also sponsors all Series of Corporate Securities Trust, Government Securities Trust, Harris, Upham Tax-Exempt Fund and Tax Exempt Securities Trust, and acts as co-sponsor of most Series of Defined Asset Funds.

                            THE EQUITY FOCUS TRUSTS

                           REIT PORTFOLIO SERIES 1997

                      A SMITH BARNEY UNIT INVESTMENT TRUST

This Prospectus does not contain all of the information with respect to the investment company set forth in its registration statements and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the
Investment Company Act of 1940, and to which reference is hereby made.
--------------------------------------------------------------------------------

                                     INDEX

            Investment Summary                                   2
            Independent Auditors' Report                         8
            Statement of Financial Condition                     9
            Portfolio                                           10
            Description of the Trust                            11
            Taxes                                               18
            Public Sale of Units                                20
            Market for Units                                    23
            Redemption                                          23
            Expenses and Charges                                25
            Administration of the Trust                         26
            Exchange and Rollover Privilege                     31
            Reinvestment Plan                                   32
            Resignation, Removal and Limitations on Liability   32
            Miscellaneous                                       33

--------------------------------------------------------------------------------

SPONSOR:                        TRUSTEE:                         INDEPENDENT ACCOUNTANTS:
Smith Barney Inc.               The Chase Manhattan Bank         KPMG Peat Marwick LLP
388 Greenwich Street            Unit Investment Trust Department 345 Park Avenue
23rd Floor                      4 New York Plaza                 New York, New York 10154
New York, New York 10013        New York, New York 10004
(212) 816-4000                  (800) 354-6565

--------------------------------------------------------------------------------

                      SMITH BARNEY
                      ---------------------------------
                      A Member of TravelersGroup [LOGO]

--------------------------------------------------------------------------------

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THIS INVESTMENT COMPANY, NOT CONTAINED IN THIS PROSPECTUS; AND ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO
SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH STATE.
--------------------------------------------------------------------------------
                                                                         UT 6365